Exhibit 99.4

January 2014

ANNUAL FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for year-end information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or IR@53.com

Jim Eglseder	Laura Wehby
VP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-7407

Yearly Data

	Years Ended December 31,
	2013	2012	2011	2010	2009
Ratios (percent)
Return on average assets	1.48	1.34	1.15	0.67	0.64
Return on average common equity	13.1	11.6	9.0	5.0	5.6
Average Bancorp shareholders’ equity as a percent of average assets	11.56	11.65	11.41	12.22	11.36
Net interest margin(a)	3.32	3.55	3.66	3.66	3.32
Efficiency(a)	58.2	61.7	62.3	60.7	46.9
Net losses charged off as a percent of average loans and leases	0.58	0.85	1.49	3.02	3.20
ALLL as a percent of portfolio loans and leases	1.79	2.16	2.78	3.88	4.88
Allowance for credit losses as a percent of portfolio loans and leases	1.97	2.37	3.01	4.17	5.27
Nonperforming assets as a percent of portfolio loans, leases and other assets, including OREO(b)	1.10	1.49	2.23	2.79	4.22
Allowance for loan and lease losses as a percent of nonperforming assets(b)	161	144	124	138	116
Allowance for credit losses as a percent of nonperforming assets(b)	178	158	134	149	125
Common Share Data
Earnings per share	$2.05	$1.69	$1.20	$0.63	$0.73
Earnings per diluted share	$2.02	$1.66	$1.18	$0.63	$0.67
Cash dividends per common share	0.47	0.36	0.28	0.04	0.04
Book value per share	15.85	15.10	13.92	13.06	12.44
Common shares outstanding, excluding treasury	855,305,745	882,152,057	919,804,436	796,272,522	795,068,164
Market price per share:
High	$21.04	$16.16	$15.75	$15.95	$11.20
Low	15.35	12.04	9.13	9.81	1.01
End of period	21.03	15.20	12.72	14.68	9.75
Supplemental Data
Common dividends declared ($ in millions)	$407	$325	$257	$32	$29
Full-time equivalent employees	19,446	20,798	21,334	20,838	20,998
Banking centers	1,320	1,325	1,316	1,312	1,309
ATMs	2,586	2,415	2,425	2,445	2,358

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.

Yearly Data

	Years Ended December 31,
	2013	2012	2011	2010	2009
Income Statement ($ in millions)
Interest income (FTE)	$3,993	$4,125	$4,236	$4,507	$4,687
Interest expense	412	512	661	885	1,314

Net interest income (FTE)	3,581	3,613	3,575	3,622	3,373
Provision for loan and lease losses	229	303	423	1,538	3,543
Noninterest income:
Service charges on deposits	549	522	520	574	632
Investment advisory revenue	393	374	375	361	326
Corporate banking revenue	400	413	350	364	372
Mortgage banking net revenue	700	845	597	647	553
Card and processing revenue	272	253	308	316	615
Gain on sale of processing business	—	—	—	—	1,758
Other noninterest income	879	574	250	406	479
Securities gains, net	21	15	46	47	(10)
Securities gains, net—non-qualifying hedges on mortgage servicing rights	13	3	9	14	57

Total noninterest income	3,227	2,999	2,455	2,729	4,782
Noninterest expense:
Salaries, wages and incentives	1,581	1,607	1,478	1,430	1,339
Employee benefits	357	371	330	314	311
Net occupancy expense	307	302	305	298	308
Technology and communications	204	196	188	189	181
Equipment expense	114	110	113	122	123
Card and processing expense	134	121	120	108	193
Other noninterest expense	1,264	1,374	1,224	1,394	1,371

Total noninterest expense	3,961	4,081	3,758	3,855	3,826
Income before income taxes (FTE)	2,618	2,228	1,849	958	786
Taxable equivalent adjustment	20	18	18	18	19

Income before income taxes	2,598	2,210	1,831	940	767
Applicable income tax	772	636	533	187	30

Net income	$1,826	$1,574	$1,298	$753	$737
Less: Net income attributable to noncontrolling interests	(10)	(2)	1	—	—

Net income attributable to Bancorp	$1,836	$1,576	$1,297	$753	$737
Dividends on preferred stock	37	35	203	250	226

Net income available to common shareholders	$1,799	$1,541	$1,094	$503	$511

Regulatory Capital Data ($ in millions)(a)
Tier I capital	$12,094	$11,685	$12,503	$13,965	$13,428
Tier II capital	4,348	4,131	4,382	4,208	4,207

Total risk-based capital	$16,442	$15,816	$16,885	$18,173	$17,635

Risk-weighted assets	$116,836	$109,699	$104,945	$100,193	$100,933

Tier I risk-based capital ratio	10.35%	10.65%	11.91%	13.89%	13.30%
Total risk-based capital ratio	14.07%	14.42%	16.09%	18.08%	17.48%
Tier I leverage ratio	9.64%	10.05%	11.10%	12.79%	12.34%
Tier I common equity ratio	9.38%	9.51%	9.35%	7.48%	6.99%

(a)	Current period regulatory capital data and ratios are estimated.

Yearly Data

	Years Ended December 31,
	2013	2012	2011	2010	2009
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$3,178	$2,441	$2,663	$2,159	$2,318
Available-for-sale and other securities	18,597	15,207	15,362	15,414	18,213
Held-to-maturity securities	208	284	322	353	355
Trading securities	343	207	177	294	355
Other short-term investments	5,116	2,421	1,781	1,515	3,369

Total cash and securities	27,442	20,560	20,305	19,735	24,610
Loans held for sale	944	2,939	2,954	2,216	2,067
Portfolio loans and leases	88,614	85,782	81,018	77,491	76,779

Total loans and leases	89,558	88,721	83,972	79,707	78,846
Allowance for loan and lease losses	(1,582)	(1,854)	(2,255)	(3,004)	(3,749)
Bank premises and equipment	2,531	2,542	2,447	2,389	2,400
Operating lease equipment	730	581	497	479	499
Goodwill	2,416	2,416	2,417	2,417	2,417
Intangible assets	19	27	40	62	106
Servicing rights	971	697	681	822	700
Other real estate owned	299	320	429	506	300
Other assets	8,059	7,884	8,434	7,894	7,251

Total assets	$130,443	$121,894	$116,967	$111,007	$113,380

Liabilities
Deposits:
Demand	$32,634	$30,023	$27,600	$21,413	$19,411
Interest checking	25,875	24,477	20,392	18,560	19,935
Savings	17,045	19,879	21,756	20,903	17,898
Money market	11,644	6,875	4,989	5,035	4,431
Foreign office	1,976	885	3,250	3,721	2,454
Other time	3,530	4,015	4,638	7,728	12,466
Certificates—$100,000 and over	6,571	3,284	3,039	4,287	7,700
Other foreign office	—	79	46	1	10

Total deposits	99,275	89,517	85,710	81,648	84,305
Federal funds purchased	284	901	346	279	182
Other short-term borrowings	1,380	6,280	3,239	1,574	1,415
Other liabilities	5,245	4,347	4,739	3,868	3,474
Long-term debt	9,633	7,085	9,682	9,558	10,507

Total liabilities	115,817	108,130	103,716	96,927	99,883

Equity
Common and preferred equity	15,802	13,975	12,795	13,867	13,457
Net unrealized gains (losses):
Available-for-sale securities	121	412	485	321	216
Qualifying cash flow hedges	13	50	80	67	105
Accumulated other comprehensive income related to employee benefit plans	(52)	(87)	(95)	(74)	(80)
Treasury stock, at cost	(1,295)	(634)	(64)	(130)	(201)

Total Bancorp shareholders’ equity	14,589	13,716	13,201	14,051	13,497
Noncontrolling interests	37	48	50	29	—

Total equity	14,626	13,764	13,251	14,080	13,497

Total liabilities and equity	$130,443	$121,894	$116,967	$111,007	$113,380

Share Data
Preferred shares outstanding—Series G	—	16,450	16,450	152,771	152,771
Preferred shares outstanding—Series H	24,000	—	—	—	—
Preferred shares outstanding—Series I	18,000	—	—	—	—
Common shares outstanding, excluding treasury	855,305,745	882,152,057	919,804,436	796,272,522	795,068,164
Treasury shares held	68,586,836	41,740,524	4,088,144	5,231,665	6,436,023

Yearly Data

	Years Ended December 31,
	2013	2012	2011	2010	2009
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$89,093	$84,822	$80,214	$79,232	$83,391
Taxable securities	16,395	15,262	15,334	16,054	15,897
Tax exempt securities	49	57	103	317	1,203
Other short-term investments	2,417	1,495	2,031	3,328	1,035

Total interest-earning assets	107,954	101,636	97,682	98,931	101,526
Cash and due from banks	2,482	2,355	2,352	2,245	2,329
Other assets	15,053	15,695	15,335	14,841	14,266
Allowance for loan and lease losses	(1,757)	(2,072)	(2,703)	(3,583)	(3,265)

Total assets	$123,732	$117,614	$112,666	$112,434	$114,856

Liabilities
Interest-bearing liabilities:
Interest checking	$23,582	$23,096	$18,707	$18,218	$15,070
Savings	18,440	21,393	21,652	19,612	16,875
Money market	9,467	4,903	5,154	4,808	4,320
Foreign office	1,501	1,528	3,490	3,355	2,108
Other time	3,760	4,306	6,260	10,526	14,103
Certificates—$100,000 and over	6,339	3,102	3,656	6,083	10,367
Other foreign office	17	27	7	6	157
Federal funds purchased	503	560	345	291	517
Other short-term borrowings	3,024	4,246	2,777	1,635	6,463
Long-term debt	7,914	9,043	10,154	10,902	11,035

Total interest-bearing liabilities	74,547	72,204	72,202	75,436	81,015
Demand deposits	29,925	27,196	23,389	19,669	16,862
Other liabilities	4,917	4,462	4,189	3,580	3,926

Total liabilities	109,389	103,862	99,780	98,685	101,803
Equity	14,343	13,752	12,886	13,749	13,053

Total liabilities and equity	$123,732	$117,614	$112,666	$112,434	$114,856

Average loans and leases (excluding held for sale)	$86,950	$82,733	$78,533	$77,045	$80,681
Average common shares outstanding:
Basic	869,462,977	904,425,226	906,460,550	790,852,185	696,452,466
Diluted	894,736,445	945,554,102	949,545,420	799,381,153	726,508,263

Yearly Data

	Years Ended December 31,
	2013	2012	2011	2010	2009
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$39,347	$36,077	$30,828	$27,274	$25,687
Commercial mortgage loans	8,069	9,116	10,214	10,992	11,936
Commercial construction loans	1,041	707	1,037	2,111	3,871
Commercial leases	3,626	3,549	3,531	3,378	3,535

Subtotal—commercial	52,083	49,449	45,610	43,755	45,029
Consumer:
Residential mortgage loans	13,570	14,873	13,474	10,858	9,845
Home equity	9,246	10,018	10,719	11,513	12,174
Automobile loans	11,984	11,972	11,827	10,983	8,995
Credit card	2,294	2,097	1,978	1,896	1,990
Other consumer loans and leases	381	312	364	702	813

Subtotal—consumer	37,475	39,272	38,362	35,952	33,817

Total loans and leases	$89,558	$88,721	$83,972	$79,707	$78,846

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$37,770	$32,911	$28,546	$26,334	$27,556
Commercial mortgage loans	8,481	9,686	10,447	11,585	12,511
Commercial construction loans	793	835	1,740	3,066	4,638
Commercial leases	3,565	3,502	3,341	3,343	3,543

Subtotal—commercial	50,609	46,934	44,074	44,328	48,248
Consumer:
Residential mortgage loans	14,428	13,370	11,318	9,868	10,886
Home equity	9,554	10,369	11,077	11,996	12,534
Automobile loans	12,021	11,849	11,352	10,427	8,807
Credit card	2,121	1,960	1,864	1,870	1,907
Other consumer loans and leases	360	340	529	743	1,009

Subtotal—consumer	38,484	37,888	36,140	34,904	35,143

Total average loans and leases	$89,093	$84,822	$80,214	$79,232	$83,391

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$387	$665	$1,058	$1,333	$2,642
Nonaccrual loans held for sale	6	25	131	247	220
Restructured loans—commercial (nonaccrual) held for sale	—	4	7	47	4
Restructured loans and leases (nonaccrual) portfolio	364	364	380	347	305
Other assets, including other real estate owned	229	257	378	494	297

Total nonperforming assets	$986	$1,315	$1,954	$2,468	$3,468

Ninety days past due loans and leases	$103	$195	$200	$317	$567

Nonperforming Loans ($ in millions)(nonaccrual plus renegotiated)
Commercial and industrial loans and leases	$287	$345	$544	$753	$840
Commercial mortgage loans	146	296	497	581	1,035
Commercial construction loans	31	85	156	258	741
Residential mortgage loans	165	237	275	268	412
Other consumer loans and leases	128	95	104	114	144

Total nonperforming loans and leases (including held for sale)	$757	$1,058	$1,576	$1,974	$3,172

Credit Charge-Offs ($ in millions)
Gross charge-offs	($637)	($837)	($1,314)	($2,484)	($2,719)
Recoveries	136	133	142	156	138

Net losses charged off	($501)	($704)	($1,172)	($2,328)	($2,581)